Exhibit 99.H2I
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                                AMENDMENT NO. 28

                                       TO

                                   SCHEDULE A

                                       OF

                      DELAWARE INVESTMENTS FAMILY OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

DELAWARE GROUP ADVISER FUNDS
      Delaware Diversified Income Fund (New)
      Delaware U.S. Growth Fund

DELAWARE GROUP CASH RESERVE
      Delaware Cash Reserve Fund

DELAWARE GROUP EQUITY FUNDS I (FORMERLY DELAWARE)
      Delaware Balanced Fund (formerly Delaware Fund)

DELAWARE GROUP EQUITY FUNDS II (FORMERLY DECATUR)
      Delaware Decatur Equity Income Fund (formerly Decatur Income Fund) Delaware Growth and Income Fund (formerly Decatur Total Return Fund) Delaware Social Awareness Fund (formerly Quantum Fund) (New) Delaware Diversified Value Fund (New)

DELAWARE GROUP EQUITY FUNDS III (FORMERLY TREND)
      Delaware American Services Fund (New)
      Delaware Small Cap Growth Fund (New)
      Delaware Trend Fund

DELAWARE GROUP EQUITY FUNDS IV (FORMERLY DELCAP)
      Delaware Diversified Growth Fund (formerly Capital Appreciation Fund)(New) Delaware Growth Opportunities Fund (formerly DelCap Fund)

DELAWARE GROUP EQUITY FUNDS V (FORMERLY VALUE)
      Delaware Small Cap Value Fund (formerly Value Fund)
      Delaware Retirement Income Fund  (New)
      Delaware Small Cap Contrarian Fund (New)

_________________
         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Investments Family of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.


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DELAWARE GROUP FOUNDATION FUNDS (NEW)
       Delaware Balanced Allocation Portfolio (formerly Delaware Balanced
              Portfolio) (New)
       Delaware Growth Allocation Portfolio (formerly Delaware Growth Portfolio)
              (New)
       Delaware Income Allocation Portfolio (formerly Delaware Income Portfolio)
              (New)
       Delaware S&P 500 Index Fund (New)

DELAWARE GROUP GOVERNMENT FUND
       Delaware American Government Bond Fund (formerly, Government Income
              Series and U.S. Government Fund)

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
       Delaware Emerging Markets Fund (New)
       Delaware International Value Equity Fund (formerly Delaware International
              Equity Fund)
       Delaware International Small Cap Value Fund (formerly Delaware
              International Small Cap Fund)(New)

DELAWARE GROUP INCOME FUNDS (FORMERLY DELCHESTER)
       Delaware Delchester Fund
       Delaware High-Yield Opportunities Fund (New)
       Delaware Corporate Bond Fund (New)
       Delaware Extended Duration Bond Fund (New)

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
       Delaware Limited-Term Government Fund

DELAWARE GROUP STATE TAX-FREE INCOME TRUST (FORMERLY DMCT TAX-FREE INCOME TRUST-PENNSYLVANIA)
       Delaware Tax-Free Pennsylvania Fund

DELAWARE GROUP TAX-FREE FUND
       Delaware Tax-Free Insured Fund
       Delaware Tax-Free USA Fund
       Delaware Tax-Free USA Intermediate Fund

DELAWARE GROUP TAX-FREE MONEY FUND
       Delaware Tax-Free Money Fund

DELAWARE POOLED TRUST
       The All-Cap Growth Equity Portfolio (New)
       The Core Focus Fixed Income Portfolio (New)
       The Core Plus Fixed Income Portfolio (New)
       The Emerging Markets Portfolio (New)
       The Global Equity Portfolio (New)
       The Global Fixed Income Portfolio
       The High-Yield Bond Portfolio (New)
       The Intermediate Fixed Income Portfolio (formerly The Fixed Income
              Portfolio)
       The International Equity Portfolio
       The International Fixed Income Portfolio (New)
       The International Large-Cap Equity Portfolio (New)
       The International Small-Cap Portfolio (New)
       The Labor Select International Equity Portfolio
       The Large-Cap Growth Equity Portfolio (New)
       The Large-Cap Value Equity Portfolio (formerly The Defensive Equity
              Portfolio)
       The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth
              Portfolio)

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      The Real Estate Investment Trust Portfolio
      The Real Estate Investment Trust Portfolio II (New)
      The Small-Cap Growth Equity Portfolio (New)
      The Small-Cap Growth II Equity Portfolio (New)
      The Small-Cap Value Equity Portfolio (New)

DELAWARE VIP TRUST (FORMERLY DELAWARE GROUP PREMIUM FUND)
      Delaware VIP Balanced Series (formerly Delaware Balanced Series and
             Delaware Series)
      Delaware VIP Capital Reserves Series
      Delaware VIP Cash Reserve Series
      Delaware VIP Diversified Income Series (New)
      Delaware VIP Emerging Markets Series (New)
      Delaware VIP Global Bond Series (New)
      Delaware VIP Large Cap Value Series (formerly Growth and Income Series) Delaware VIP Growth Opportunities Series (formerly DelCap Series)
      Delaware VIP High Yield Series (formerly Delchester Series)
      Delaware VIP International Value Equity Series (formerly International
             Equity Series)
      Delaware VIP REIT Series (New)
      Delaware VIP Select Growth Series (formerly Aggressive Growth Series)(New) Delaware VIP Small Cap Value Series (formerly Value Series)
      Delaware VIP Trend Series
      Delaware VIP U.S. Growth Series (New)

VOYAGEUR INSURED FUNDS
      Delaware Tax-Free Arizona Insured Fund (New)
      Delaware Tax-Free Minnesota Insured Fund (New)

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
      Delaware Tax-Free Minnesota Intermediate Fund (New)

VOYAGEUR INVESTMENT TRUST
      Delaware Tax-Free California Insured Fund (New)
      Delaware Tax-Free Florida Fund (New)
      Delaware Tax-Free Florida Insured Fund (New)
      Delaware Tax-Free Missouri Insured Fund (New)
      Delaware Tax-Free Oregon Insured Fund (New)

VOYAGEUR MUTUAL FUNDS
      Delaware Minnesota High-Yield Municipal Bond Fund (New)
      Delaware National High-Yield Municipal Bond Fund (New)
      Delaware Tax-Free Arizona Fund (New)
      Delaware Tax-Free California Fund (New)
      Delaware Tax-Free Idaho Fund (New)
      Delaware Tax-Free New York Fund (New)

VOYAGEUR MUTUAL FUNDS II
      Delaware Tax-Free Colorado Fund (New)

VOYAGEUR MUTUAL FUNDS III
      Delaware Select Growth Fund (formerly Delaware Aggressive Growth Fund)
             (New)

VOYAGEUR TAX FREE FUNDS
      Delaware Tax-Free Minnesota Fund (New)

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Dated as of June 30, 2004


DELAWARE SERVICE COMPANY, INC.              DELAWARE GROUP ADVISER FUNDS
                                            DELAWARE GROUP CASH RESERVE
                                            DELAWARE GROUP EQUITY FUNDS I
By:                                         DELAWARE GROUP EQUITY FUNDS II
         ---------------------------        DELAWARE GROUP EQUITY FUNDS III
Name:    Michael P. Bishof                  DELAWARE GROUP EQUITY FUNDS IV
Title:   Senior Vice President/Investment   DELAWARE GROUP EQUITY FUNDS V
         Accounting                         DELAWARE GROUP FOUNDATION FUNDS
                                            DELAWARE GROUP GOVERNMENT FUND
                                            DELAWARE GROUP GLOBAL &
                                                  INTERNATIONAL FUNDS
                                            DELAWARE GROUP INCOME FUNDS
                                            DELAWARE GROUP LIMITED-TERM
                                                  GOVERNMENT FUNDS
                                            DELAWARE GROUP STATE TAX-FREE INCOME
                                                  TRUST
                                            DELAWARE GROUP TAX-FREE FUND
                                            DELAWARE GROUP TAX-FREE MONEY FUND
                                            DELAWARE POOLED TRUST
                                            DELAWARE VIP TRUST
                                            VOYAGEUR INSURED FUNDS
                                            VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                            VOYAGEUR INVESTMENT TRUST
                                            VOYAGEUR MUTUAL FUNDS
                                            VOYAGEUR MUTUAL FUNDS II
                                            VOYAGEUR MUTUAL FUNDS III


                                            By:
                                                   -----------------------------
                                            Name:  Jude T. Driscoll
                                            Title: Chairman

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